Exhibit 32

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MNTN, Inc. (the “Company”) on Form 10-K for the annual period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 18, 2026	/s/ Mark Douglas
Mark Douglas
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Date:	February 18, 2026	/s/ Patrick A. Pohlen
Patrick A. Pohlen
Chief Financial Officer
(Principal Financial Officer)